Exhibit 99.1

December 6, 2017

Prudential Financial, Inc. Announces Early Participation Results and Early Settlement Election of its Private Exchange Offers of Certain Outstanding Notes for New Notes

NEWARK, N.J., December 6, 2017 - Prudential Financial, Inc. (the “Company”) (NYSE: PRU) announced today the results, as of the Early Participation Date of 5:00 p.m. New York City time, on December 5, 2017, of its offers to certain eligible holders (together, the “Exchange Offers”) of the Company’s Pool 1 Existing Notes and Pool 2 Existing Notes listed in the tables below (collectively, the “Existing Notes”) to exchange Pool 1 Existing Notes for consideration consisting of up to $650,000,000 aggregate principal amount of the Company’s new notes due 2047 (the “New 2047 Notes”) and to exchange Pool 2 Existing Notes for consideration of up to $650,000,000 aggregate principal amount of the Company’s new notes due 2049 (the “New 2049 Notes” and, together with the New 2047 Notes, the “New Notes”), the complete terms and conditions of which were set forth in an offering memorandum, dated November 21, 2017 (the “Offering Memorandum”), and the related letter of transmittal, dated November 21, 2017 (together with the Offering Memorandum, the “Offering Documents”).

The Company also announced that it has elected to have an early settlement for Existing Notes tendered at or prior to the Early Participation Date and accepted by the Company. Such early settlement is expected to occur on December 7, 2017, subject to all conditions to the Exchange Offers having been satisfied or waived by the Company. Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

Pool 1 Offers
CUSIP Numbers	Title of Security (collectively, the “Pool 1 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
74432QBD6	6.625% Medium-Term Notes, Series D, due 2037	$750,000,000	1	$371,716,000
74432QAK1	5.900% Medium-Term Notes, Series D, due 2036	$250,000,000	2	$67,288,000
74432QAC9	5.750% Medium-Term Notes, Series B, due 2033	$500,000,000	3	$131,678,000
74432QAH8	5.400% Medium-Term Notes, Series C, due 2035	$300,000,000	4	$95,255,000

(1)	The aggregate principal amounts of Pool 1 Existing Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on December 5, 2017, based on information provided by the information agent and exchange agent to the Company.

Pool 2 Offers
CUSIP Numbers	Title of Security (collectively, the “Pool 2 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
74432QBQ7	6.200% Medium-Term Notes, Series D, due 2040	$500,000,000	1	$275,998,000
74432QBU8	5.800% Medium-Term Notes, Series D, due 2041	$325,000,000	2	$177,011,000
74432QBS3	5.625% Medium-Term Notes, Series D, due 2041	$300,000,000	3	$152,820,000
74432QBY0	5.100% Medium-Term Notes, Series D, due 2043	$350,000,000	4	$189,740,000

(1)	The aggregate principal amounts of Pool 2 Existing Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on December 5, 2017, based on information provided by the information agent and exchange agent to the Company.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Documents. The amount of outstanding Existing Notes validly tendered and not validly withdrawn as of the Early Participation Date, as reflected in the tables above, is expected to result in the satisfaction of the minimum issuance condition that the Company issue at least $300,000,000 aggregate principal amount of each series of New Notes in the applicable Exchange Offers.

Settlement for Existing Notes tendered at or prior to the Early Participation Date and accepted by the Company is expected to occur on December 7, 2017, subject to all conditions to the Exchange Offers having been satisfied or waived by the Company.

The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of December 19, 2017, unless extended or earlier terminated by the Company. In accordance with the terms of the Exchange Offers, the Withdrawal Deadline relating to the Exchange Offers occurred at 5:00 p.m., New York City time, on December 5, 2017. As a result, all Existing Notes that have been validly tendered and not validly withdrawn, and any Existing Notes tendered after the Withdrawal Deadline, are irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured and unsubordinated obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only being made, and copies of the documents relating to the Exchange Offers will only be made available, to holders of Existing Notes who have certified in an eligibility certification certain matters to the Company, including each such holder’s status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or a person outside the United States other than a “U.S. person” as defined in Rule 902 under the Securities Act. Holders of Existing Notes who desire access to the electronic eligibility form should contact Global Bondholder Services Corporation, the information agent and exchange agent for the Exchange Offers, at (866) 470-3900 (U.S. Toll-free) or (212) 430-3774 (Collect). Holders that wish to receive the Offering Documents can certify eligibility on the eligibility website at http://gbsc-usa.com/eligibility/prudential.

This release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Forward-Looking Statements

Certain of the statements included in this release constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, morbidity, persistency, utilization, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for our pension and other postretirement benefit plans; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law, including as a result of developing U.S. federal tax reform proposals; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the U.S. Department of Labor’s fiduciary rules; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters, and our exposure to contingent liabilities, including related to the remediation of certain securities lending activities administered by the Company; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (23) possible difficulties in executing, integrating and realizing projected results of acquisitions, divestitures and restructurings; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; and (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this release.

You should carefully consider the risks described in the “Risk Factors” section in the Offering Memorandum and in our Annual Report on Form 10-K for the year ended December 31, 2016 for a more complete discussion of certain risks relating to our business, the New Notes and the Exchange Offers.

MEDIA CONTACT:	Amy Pesante
973-802-8457
amy.pesante@prudential.com